UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): June 30, 2014

BELMOND LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16017 (Commission file number)	98-0223493 (I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Orient-Express Hotels Ltd.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Georg R. Rafael retired from the Registrant’s Board of Directors effective as of June 30, 2014, which was the end of his existing term as a member of the Board of Directors and the date of the 2014 annual general meeting of the Registrant.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)  On June 30, 2014, the Registrant's shareholders at its 2014 annual general meeting approved the change in the Registrant's name from Orient-Express Hotels Ltd. to Belmond Ltd., as described below.  The Registrant notified the name change to the Bermuda Registrar of Companies which, effective June 30, 2014, issued a Certificate of Incorporation on Change of Name dated June 30, 2014 which amended the Registrant's Memorandum of Association and Certificate of Incorporation (its principal charter document).

The amended version of the Registrant's Memorandum of Association and Certificate of Incorporation, including the Certificate of Incorporation on Change of Name effective June 30, 2014, is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Registrant convened and held its 2014 annual general meeting of shareholders on June 30, 2014.  The holders of class A and B common shares, voting together, (i) elected eight directors of the Registrant, (ii) approved the change in the Registrant's name from Orient-Express Hotels Ltd. to Belmond Ltd., and (ii) appointed Deloitte LLP as the Registrant’s independent registered public accounting firm until the close of the 2015 annual general meeting and authorized the Audit Committee of the Board of Directors of the Registrant to fix Deloitte’s remuneration. A brief description of each matter and the number of votes on each matter are as follows:

(1)  Election of eight directors, to constitute the entire Board of Directors, serving until the 2015 annual general meeting:

Name	For	Withheld	Broker Non-Votes
Harsha V. Agadi	22,561,485	3,259,902	None
John D. Campbell	21,735,488	4,085,899	None
Roland A. Hernandez	22,383,134	3,438,253	None
Mitchell C. Hochberg	22,506,705	3,314,682	None
Ruth A. Kennedy	22,506,692	3,314,695	None
Prudence M. Leith	22,120,487	3,700,900	None
John M. Scott III	22,677,659	3,143,728	None
H. Roeland Vos	25,783,666	37,721	None

(2)  Approval of change of the Registrant's name from Orient-Express Hotels Ltd. to Belmond Ltd.:

For	Against	Abstain	Broker Non-Votes
25,738,031	61,013	22,342	None

(3)  Appointment of Deloitte LLP as the Registrant’s independent registered public accounting firm until the close of the 2015 annual general meeting, and authorization of the Board’s Audit Committee to fix Deloitte’s remuneration:

For	Against	Abstain	Broker Non-Votes
25,752,107	52,104	17,175	None

Item 9.01.     Financial Statements and Exhibits

(d)   Exhibits

3.1	Memorandum of Association and Certificate of Incorporation of Belmond Ltd. (formerly named Orient-Express Hotels Ltd.), as amended effective June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELMOND LTD.

Date: July 2, 2014	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Memorandum of Association and Certificate of Incorporation of Belmond Ltd. (formerly named Orient-Express Hotels Ltd.), as amended effective June 30, 2014.